                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/x/  Preliminary Proxy Statement        / /  Confidential, for Use of the Commission
/ /  Definitive Proxy Statement              Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              HARISTON CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

         -----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                              HARISTON CORPORATION

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS


NOTICE IS HEREBY GIVEN THAT the 1996 Annual Meeting (the "Meeting") of Shareholders of Hariston Corporation ("Hariston") will be held on July 30, 1996 at Suite 1600, 925 West Georgia Street, Vancouver, British Columbia, Canada, at 10:00 a.m. (Vancouver time), for the following purposes:

        (a) to receive the Annual Report of the Directors and Consolidated Financial Statements for the period ending December 31, 1995 together with the Auditors' Report thereon, the March 31, 1996 Quarterly Report and the Interim Financial Statements for the period ending March 31, 1996;

        (b)     to elect Directors for the ensuing year;

        (c) to appoint Auditors for the ensuing year and to authorize the Directors to fix the remuneration to be paid to the Auditors;

        (d) to consider and, if thought fit, confirm, with or without amendment, By-Law No. 1 (1995) and By-Law No. 2 (1995) which replace the previous By-Laws of Hariston as described under the section entitled "Confirmation of By-Laws" in the accompanying Management Proxy Circular; and

        (e) to transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has specified that proxies to be used at the Meeting or any adjournment thereof must be deposited at Vancouver, British Columbia, Canada, with Montreal Trust Company as Transfer Agent for Hariston, not later than 5:00 p.m. (Vancouver time), July 26, 1996.

By Order of the Board of Directors



James V. McGoodwin
Chairman, Chief Executive Officer & President
Vancouver, British Columbia
June 14, 1996

NOTE:
IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENVELOPE PROVIDED.

                              HARISTON CORPORATION

                           MANAGEMENT PROXY CIRCULAR

                          FOR THE 1996 ANNUAL MEETING
                          TO BE HELD ON JULY 30, 1996

                            SOLICITATION OF PROXIES

This Proxy Circular is furnished in connection with the holding of the Annual Meeting (hereinafter called the "Meeting") of HARISTON CORPORATION (hereinafter called the "Corporation"), to be held on the 30th day of July, 1996 at 10:00 a.m. (Vancouver Time) at the offices of Lawson Lundell Lawson & McIntosh, Suite 1600, 925 West Georgia Street, Vancouver, British Columbia, Canada, V6C 3L2, and any adjournment thereof, for the purposes set forth in the attached Notice of Meeting and any adjournments thereof. THIS IS A MANAGEMENT PROXY CIRCULAR AND PROXIES ARE SOLICITED BY OR ON BEHALF OF THE MANAGEMENT OF THE CORPORATION FOR USE AT THE MEETING. It is contemplated that the solicitation of proxies will be made primarily by mail. Should it, however, appear desirable to do so in order to ensure adequate representation of shares at the meeting, officers, agents and employees of the Corporation may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished.

All expenses incurred in connection with this solicitation will be borne by the Corporation. In following up the original solicitation of proxies by mail, the Corporation may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. This Proxy Circular and the accompanying form of proxy are being mailed to shareholders on or about June 21, 1996.

                     APPOINTMENT AND REVOCATION OF PROXIES

The persons designated in the accompanying form of Proxy are Directors and/or Officers of the Corporation. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PROXY TO REPRESENT HIM OR HER AT THE MEETING, OTHER THAN THE PERSONS WHOSE NAMES ARE PRINTED AS PROXIES IN THE ACCOMPANYING FORM OF PROXY, BY STRIKING OUT THE SAID PRINTED NAMES AND BY INSERTING THE NAME OF HIS OR HER CHOSEN PROXY IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE IN THE FORM OF PROXY. The person so named as the proxy need not be a shareholder of the Corporation.

A shareholder who has given a proxy instrument may revoke it:

(a) by signing a proxy instrument bearing a later date and depositing it with the Secretary of the Corporation; or

(b) as to any matter on which a vote shall not have already been cast pursuant to the authority conferred by such proxy instrument, by signing a written notice or verification and delivering it to the Secretary of the Meeting, or the Chair of the Meeting; or

(c) by attending the Meeting in person and personally voting the shares represented by the proxy instrument; or

(d) in addition to revocation in any other manner permitted by law, a proxy may be revoked under Subsection 148(4) of the Canada Business Corporations Act (the "CBCA") by instrument in writing executed by the shareholder or by his or her attorney in writing (or if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof authorized in writing), deposited either at the registered office of the Corporation at Suite 1600, 925 West Georgia Street, Vancouver, British Columbia, Canada, V6C 3L2, at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, or with the Chair of the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits the proxy is revoked.

                       EXERCISE OF DISCRETION OF PROXIES

The shares represented by the enclosed form of Proxy will be voted or withheld from voting on any ballot that may be called for in accordance with the instructions of the shareholder executing it and if such shareholder indicates a choice with respect to any matter to be acted on at the Meeting, the shares will be voted accordingly. IN THE ABSENCE OF SUCH INSTRUCTIONS, SUCH SHARES WILL BE VOTED IN FAVOUR OF THE RESOLUTIONS REFERRED TO IN ITEMS 1 TO 3 AS SET FORTH UNDER THESE HEADINGS IN THE FORM OF PROXY.

The enclosed form of Proxy confers discretionary authority upon the person named therein with respect to amendments to matters identified in the Notice of Meeting, or other matters which may properly come before the Meeting. At the time of printing this Proxy Circular, Management knows of no such amendments, or other matters to come before the Meeting other than those matters referred to in the Notice of Meeting.

The matters to be submitted to the shareholders, other than the election of directors and the appointment of auditors, require a majority of the votes cast. Since "broker non-votes" and abstentions do not constitute votes cast, these actions or failures to act will have no effect in the voting on the matters to be voted upon.

The mailing address of the Corporation is: Hariston Corporation, Suite 1555-1500 West Georgia Street, Vancouver, British Columbia, Canada, V6G 2Z6.

                  VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

Only the holders of Common Shares of the Corporation of record at the close of business on June 14, 1996 (the "Record Date") will be entitled to vote at the Meeting. Each holder is entitled to one vote for each Common Share held. As at the date hereof there were 11,463,113 Common Shares of the Corporation issued and outstanding.

To the knowledge of the Directors and senior officers of the Corporation, only the following own, directly or indirectly, or exercise control or discretion over, shares carrying more than 10% of the voting rights attached to all outstanding shares of the Corporation as of the date hereof:


                                                                                  PERCENTAGE OF ISSUED AND
            NAME OF SHAREHOLDER                     NUMBER OF SHARES                 OUTSTANDING SHARES
            -------------------                     ----------------                --------------------
                 CEDE & Co.                            7,061,966*                           61.6%

                 Kray & Co.                            1,216,502*                           10.6%

* Management of the Corporation is not aware of the beneficial owners of the shares.



The above information was supplied by the Registrar and Transfer Agent and Management of the Corporation.

The following table sets forth certain information regarding the beneficial ownership of the Corporation's Common Shares (constituting its only outstanding voting securities) as of the date hereof by the Corporation's Directors and all Directors and Officers as a group. The Management of the Corporation knows of no person who, as of the Record Date, owned beneficially more than 5% of the issued and outstanding shares of the Corporation's Common Shares.

                                                                                     SHARES BENEFICIALLY
                                                                                  OWNED AS OF JUNE 14, 1996
                                                                                 ---------------------------
 NAME                                  POSITIONS                                 NO. OF SHARES   PERCENT (1)
 ----                                  ---------                                 -------------   -----------
 James V. McGoodwin                    Chairman, Director, Chief                   500,000(2)       4.18%
                                       Executive Officer and President

 L. James Porter                       Director, Chief Financial Officer           109,600(3)         *
                                       and Secretary

 James P. Angus                        Director                                     75,000(2)         *

 Nuno Brandolini                       Director                                     75,000(2)         *

 Neil S. MacKenzie                     Director                                     75,000(2)         *

 All officers and directors as a                                                   834,600(4)       6.79%
 group (5 persons)

- --------------------


*        Less than 1%.

(1)      Based on 11,463,113 Common Shares outstanding as of
         June 14, 1996, plus Common Shares issuable to that Director upon exercise of options which are exercisable within 60 days.

(2) Consists solely of shares issuable upon exercise of options which are exercisable within 60 days.

(3) Includes 109,500 shares issuable upon exercise of options which are exercisable within 60 days.

(4) Includes 834,500 shares issuable upon exercise of options which are exercisable within 60 days.

                             ELECTION OF DIRECTORS
NOMINEES

Directors are elected at each annual meeting of shareholders and hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified. THE BOARD OF DIRECTORS IS OF THE OPINION THAT THE ELECTION TO THE BOARD OF DIRECTORS OF THE PERSONS IDENTIFIED BELOW, ALL OF WHOM ARE CURRENTLY SERVING AS DIRECTORS OF THE CORPORATION AND HAVE CONSENTED TO CONTINUE TO SERVE IF ELECTED, WOULD BE IN THE BEST INTERESTS OF THE CORPORATION. The names of such nominees are as follows: JAMES P. ANGUS, NUNO BRANDOLINI, NEIL S. MACKENZIE, JAMES V. MCGOODWIN AND L. JAMES PORTER.

EXCEPT WHERE AUTHORITY TO VOTE ON THE ELECTION OF DIRECTORS IS WITHHELD, THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES WHOSE NAMES ARE SET FORTH ABOVE. THE MANAGEMENT OF THE CORPORATION DOES NOT CONTEMPLATE THAT ANY OF THE NOMINEES WILL BE UNABLE, OR FOR ANY REASON WILL BECOME UNWILLING, TO SERVE AS A DIRECTOR.

INFORMATION CONCERNING NOMINEES SUBMITTED BY MANAGEMENT

Set forth below is certain information with respect to each person proposed to be nominated by management for election as a director of the Corporation.

  NAME, COUNTRY OF ORDINARY                  PRESENT PRINCIPAL OCCUPATION AND PRINCIPAL           YEAR FIRST
  RESIDENCE AND OTHER POSITIONS              OCCUPATION OR EMPLOYMENT DURING THE PAST FIVE        BECAME A
  IF ANY HELD WITH THE CORPORATION   AGE     YEARS                                                DIRECTOR
  JAMES P. ANGUS(1) (2)              49      Present and Past 5 Years:                                1994
  West Vancouver, British Columbia           President, Angroup Holdings Limited, a private
  CANADA                                     investment holding company; Director, Koala
  Director                                   Beverages, Limited, a publicly traded Canadian
                                             company.

  NUNO BRANDOLINI                    42      Present:                                                 1995
  New York City, New York                    Chief Executive Officer, Scorpion Holdings, Inc.,
  U.S.A.                                     a financial advisory company; Chairman, Enigma
  Director                                   Productions, an entertainment production company;
                                             Director, Sonex Research, Inc., a U.S. publicly
                                             traded company.
                                             Past 5 Years:
                                             Managing Director, Rosecliff, Inc., a leverage
                                             buy-out company; Vice-President, Corporate
                                             Finance, Mergers and Acquisitions of Solomon
                                             Brothers, Inc., a diversified financial services,
                                             investment and securities brokerage company;
                                             President, The Baltheus Group, a merchant bank.

  JAMES V. McGOODWIN(1)              41      Present:                                                 1994
  Costa Mesa, California                     Chairman, Director and Chief Executive Officer,
  U.S.A.                                     Hariston Corporation; President, Hariston Corporation
  Chairman, Director, President &            President, McGoodwin James & Co., a private equity
  Chief Executive Officer                    investment firm; President, Natural BodyBath Inc.
                                             Past 5 Years:
                                             Senior Vice President, Security Pacific Venture
                                             Capital Group.


  NEIL S. MacKENZIE(1) (2)           52      Present:                                                 1994
  Vancouver, British Columbia                President, N.S. MacKenzie & Co. Ltd., a management
  CANADA                                     consulting services company; President and
  Director                                   Director, Interlearn Holdings Ltd.; Director, ATS
                                             Wheel Inc., a Canadian publicly traded company
                                             engaged in the manufacture and sale of advanced
                                             automobile tire and wheel systems; Director, RTDS
                                             Technologies Inc., a private company that
                                             manufactures software and hardware for the
                                             electric utility industry; Partner, Chancellor
                                             Partners, a company engaged in management
                                             consulting; Secretary/Treasurer, Canadian Fine
                                             Papers (B.C.) Corp.; Director, Advanced Process
                                             Control Ltd., a private company that manufactures
                                             software for computer controlled industrial
                                             processes.
                                             Past 5 Years:
                                             Partner, Ernst & Young, Chartered Accountants and
                                             Management Consultants, from 1976 to 1991.

  L. JAMES PORTER(2)                 31      Present:                                                 1995
  West Vancouver, British Columbia           Director, Hariston Corporation; Chief Financial
  CANADA                                     Officer, Hariston Corporation.
  Director, Secretary & Chief                Past 5 Years:
  Financial Officer                          Chartered Accountant, in public practice with
                                             Arthur Andersen & Co., Vancouver, B.C., most
                                             recently as Senior Tax Manager.

- --------------------------

(1)      Member of the Compensation Committee.

(2)      Member of the Audit Committee.

The number of Common Shares of the Corporation beneficially owned, directly or indirectly, by the above nominees is set forth in the section entitled "Voting Shares and Principal Holders Thereof", above.

Section 16(a) of the Securities Exchange Act of 1934 (U.S.), and the regulations thereunder, require the Corporation's Directors, Executive Officers and persons who own more than 10% of a registered class of the Corporation's equity securities to file with the U.S. Securities and Exchange

Commission initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Corporation, and to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the two fiscal years ended December 31, 1995, all Section 16(a) filing requirements applicable to the Corporation's Officers, Directors and greater than 10% beneficial owners were complied with.

MEETINGS OF BOARD AND COMMITTEES

The Board of Directors held 10 meetings during the fiscal year ended December 31, 1995. Among the incumbent nominees for membership on the Board of Directors, no Director attended fewer than 75% of the aggregate of the meetings of the Board and the Committees upon which he served, except for Mr. Brandolini.

The Board of Directors has standing Audit and Compensation Committees, but does not have a Nominating Committee. In practice, the entire Board performs the function of a Nominating Committee.

The Audit Committee of the Board of Directors held 4 meetings during the fiscal year ended December 31, 1995. The Committee's responsibility is to review and act or report to the Board of Directors with respect to various audit and accounting matters, including the selection of independent auditors, the determination of the scope of audit procedures, the nature of the services to be performed by and the fees to be paid to the Corporation's independent auditors, the establishment of the accounting practices of the Corporation, and the monitoring of all financial aspects of the Corporation's operations. The Audit Committee is composed of Mr. James P. Angus, Mr. Neil S. MacKenzie and Mr. L. James Porter.

The Compensation Committee of the Board of Directors held 1 meeting during the fiscal year ended December 31, 1995. The Committee is responsible for making recommendations to the Board concerning such executive compensation arrangements and plans as it deems appropriate. The Compensation Committee is composed of Mr. James V. McGoodwin, Mr. James P. Angus and Mr. Neil S. MacKenzie.

EXECUTIVE COMPENSATION

The following table sets forth certain summary information concerning compensation paid or accrued for services rendered to the Corporation in all capacities during the year ended December 31, 1994 and 1995 to the Corporation's Chief Executive Officer, who was the Corporation's sole executive officer whose total salary and bonus for 1995 exceeded US$100,000 (the "Named Executive Officer").

                                                                                             LONG TERM
                                                                                            COMPENSATION
                                                                                               AWARDS
                                                                                            -------------
                                                                                             SECURITIES         ALL OTHER
                                                                 ANNUAL COMPENSATION         UNDERLYING        COMPENSATION
                                                                 -------------------
                 NAME AND PRINCIPAL POSITION         YEAR       SALARY(US$)  BONUS(US$)       OPTIONS(#)          (US$)
                 ---------------------------         ----       -----------  ----------       ----------        ---------
                 James V. McGoodwin,
                 Chairman of the Board, Chief
                 Executive Officer and President     1994(1)            $0       $0                   0              $0
                                                     1995         $110,000       $0           1,000,000

                                                                                                                $11,000(2)

- -------------------
(1) Mr. McGoodwin was appointed Chief Executive Officer of the Corporation in November, 1994 and President of the Corporation in February, 1995.

(2)      Represents automobile allowance.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information with respect to options granted to the Named Executive Officer during the fiscal year ended December 31, 1995.

                                                         PERCENTAGE
                                         NUMBER OF      OF TOTAL
                                        SECURITIES      OPTIONS                                    POTENTIAL REALIZABLE VALUE
                                        UNDERLYING     GRANTED TO     EXERCISE OR                    AS ASSUMED ANNUAL RATES
                                         OPTIONS      EMPLOYEES IN    BASE PRICE    EXPIRATION     OF STOCK PRICE APPRECIATION
                          NAME          GRANTED(1)    FISCAL YEAR(2)   (US$/SH)        DATE          FOR OPTION TERM(3)(US$)
                          ----          ----------    -------------   -----------  ------------     ---------------------------

                                                                                                     0%         5%          10%
                                                                                                     --         --          ---
                 James V. McGoodwin     250,000           20%            $2.50        8/2/02       $97,750    $436,921    $915,705
                                        250,000           20%            $3.75        8/2/02       $     0    $124,421    $603,205
                                        250,000           20%            $5.00        8/2/02       $     0    $      0    $290,705
                                        250,000           20%            $6.25        8/2/02       $     0    $      0    $      0

- --------------------
(1) For each of the four groups of options, options to purchase 62,500 shares are exercisable immediately upon grant, and the remaining options become exercisable at the rate of 62,500 per year at August 2, 1996, 1997 and 1998. The term of the options is seven years.

(2) Based on 1,250,000 options granted to employees during fiscal 1995. An additional 450,000 options were granted to nonemployee directors during such fiscal year.

(3) The potential realizable value is based on assumed rates of appreciation of the fair market value of the underlying shares from the date of grant. It is calculated assuming that the stock price on the date of grant appreciates at the indicated rate compounded annually for the entire term of the option and the option is exercised and sold on the last day of its term for the appreciated stock price. The 5% and 10% assumed rates are mandated by the rules of the Securities and Exchange Commission and do not represent the Corporation's projection of the future price of the Corporation's Common Shares. There can be no assurance that any of the values reflected in this table will be achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

The following table sets forth information with respect to exercises of stock options by the Named Executive Officer during the fiscal year ended December 31, 1995 and the number and value of securities underlying unexercised options held by the Named Executive Officer as of December 31, 1995.

                                                           NUMBER OF SECURITIES
                            SHARES                        UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                           ACQUIRED                             OPTIONS AT            IN-THE-MONEY OPTIONS AT
                              ON            VALUE          DECEMBER 31, 1995(#)      DECEMBER 31, 1995(US$)(1)
          NAME           EXERCISE (#)   REALIZED(US$)   EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
          ----           ------------   -------------   -------------------------    -------------------------
 James V. McGoodwin           0               0              250,000/750,000             $46,875/$140,675

- ---------------
(1)      Based on the closing price of the Common Shares of $3.25 on December
         29, 1995.

DIRECTOR COMPENSATION

All Directors are elected annually and hold office until the next annual meeting of the shareholders and until their successors are duly elected and qualified. In addition to stock options granted by the Corporation under the 1995 Stock Option Plan, Directors receive a fee from the Corporation equal to CDN$1,000 per month plus CDN$500 per meeting attended. The Corporation may also periodically award options or warrants to its Directors.

STOCK OPTIONS

1995 Stock Option Plan

In July 1995, the Corporation adopted the 1995 Stock Option Plan (the "1995 Plan") covering an aggregate of 3,000,000 shares of the Corporation's Common Shares. The purpose of the 1995 Plan is to attract and retain qualified personnel, to provide additional incentives to employees, officers, directors and consultants of the Corporation and to promote the success of the Corporation's business. Pursuant to the 1995 Plan, the Corporation may grant incentive and nonstatutory (nonqualified) stock options to key employees, officers, directors or consultants of the Corporation.

The 1995 Plan is administered by the Board of Directors which has sole discretion and authority, consistent with the provisions of the 1995 Plan, to determine which eligible participants will receive options, the time when options will be granted, the terms of options granted and the number of shares which will be subject to options granted under the 1995 Plan. The Board may also appoint a committee to administer the 1995 Plan and, subject to applicable law, to exercise all of the powers of the Board under the 1995 Plan. As of December 31, 1995, 1,700,000 options were outstanding under the 1995 Plan at a weighted average exercise price equal to $4.38 per share.

The maximum term of a stock option under the 1995 Plan is seven years. If an optionee terminates his or her service to the Corporation, the optionee may exercise only those option shares vested as of the date of termination and must effect such exercise within three months, although the Board may set longer periods for exercise of supplemental stock options. The exercise price of incentive stock options granted under the 1995 Plan must be at least equal to the fair market value of the Common Shares subject to the option on the date of grant. The exercise price of incentive stock options granted to an optionee who owns stock possessing more than 10% of the voting power of the Corporation's outstanding Common Shares must equal at least 110% of the fair market value of the Common Shares subject to the option on the date of grant. The exercise price of nonstatutory stock options granted under the 1995 Plan shall be determined by the Board. Payment of the exercise price under an option may be made in cash, previously acquired shares of the Corporation's Common Shares or other consideration as may be determined by the Board of Directors.

The 1995 Plan may be amended at any time by the Board of Directors, although certain amendments would require shareholder approval. The 1995 Plan will terminate in December 2004 unless earlier terminated by the Board.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors hereby presents to the shareholders of the Corporation this report concerning the compensation of the Corporation's executive officers, including the Named Executive Officer. The Compensation Committee is responsible for setting and administering the compensation policies of the Corporation with respect to its executive officers and, on an annual basis, determining the compensation of each executive officer.

The Corporation's executive compensation program is designed to align executive compensation with the Corporation's business strategy and performance. The goals of the executive compensation program are: (i) to attract and retain key executives critical to the success of the Corporation; (ii) to provide levels of compensation which are competitive with those offered by the Corporation's competitors and by other companies of similar size; and (iii) to motivate executives to enhance long-term shareholder value by building appropriate ownership in the Corporation.

The annual compensation for the executive officers, including James V. McGoodwin, the Corporation's President and Chief Executive Officer, includes base salaries, coupled with cash bonuses and stock options. Base salaries are the fixed component of the executive officers' compensation package. Salaries are set and adjusted based upon competitive standards and individual performance.

The award of cash bonuses is based upon the performance of the Corporation during the prior year and the contribution of each individual executive officer to the Corporation's performance. Among the factors (the "Performance Factors") which the Committee has established to assess the Corporation's overall performance are: the Corporation's performance against budget and targets for sales, expenses and profits, and the successful implementation of both short and long-term corporate strategies for enhancing shareholder value (e.g., strategic acquisitions, divestitures, facilities expansion, productivity improvements, etc.).

A substantial portion of the compensation of executive officers is based upon the award of stock options which rely on increases in the value of the Corporation's Common Shares. The award of options is intended to encourage such employees to establish a meaningful, long-term ownership interest in the Corporation consistent with the interests of the Corporation's shareholders. Under the Corporation's stock option plans, options are granted from time to time to certain officers and key employees of the Corporation and its subsidiaries at the fair market value of the Corporation's Common Shares at the time of grant. Because the compensation element of options is dependent on increases over time in the market value of such shares, stock options represent compensation that is tied to the Corporation's long-term performance. The award of stock options to executive officers is determined based upon individual performance, level of compensation and position with the Corporation.

The Committee has reviewed the 1995 base salaries of each of the executive officers and is of the opinion that such salaries are not unreasonable in view of those paid by the Corporation's competitors and by other companies of similar size. The Committee also reviewed the stock options awarded to the executive officers for their services in 1995 and is of the opinion that the option awards are reasonable in view of the officers' individual performance and positions with the Corporation.

The Committee has also reviewed Mr. McGoodwin's base salary for 1995 and is of the opinion that his salary is not unreasonable in view of those paid to CEO's of the Corporation's competitors and by other companies of similar size. Mr. McGoodwin received options for the purchase of 1,000,000 shares of the Corporation's common stock at prices approximately equal to or in excess of the Corporation's current trading price, subject to a three year vesting schedule, for his past and anticipated services to the Corporation, which the Committee believes to be reasonable and appropriate in light of his individual performance and that of the Corporation during 1995 based upon the Performance Factors discussed above. Mr. McGoodwin was not paid a cash bonus for 1995.

COMPENSATION COMMITTEE:

James V. McGoodwin
James P. Angus
Neil S. MacKenzie

RELATED PARTY TRANSACTIONS

The Corporation's wholly owned subsidiary, Educorp Multimedia, Inc. ("Educorp") has recently borrowed the amount of US$125,000 from Mr. James V. McGoodwin. This loan bears interest at a rate of 10% per annum, and matures in September, 1996. The loan is secured by substantially all of the assets of Educorp, which is engaged in the business of publishing and distributing CD-ROM multimedia software. This transaction was approved by the independent members of the Board of Directors of the Corporation.

COMPARISON OF TOTAL SHAREHOLDER RETURN

The following graph shows a comparison of five year cumulative total returns to shareholders of the Corporation's Common Stock, the Nasdaq Stock Market (U.S. and foreign companies) Index and the Nasdaq Stock Market Index for "Non-financial" companies over the same periods (assuming an initial investment of $100 in the Corporation's Common Stock, the Nasdaq Stock Market Index and the Nasdaq Stock Market Index for "Non-financial" companies as of December 31, 1991 and reinvestment of all dividends). This graph takes into account the Corporation's one-for-five reverse stock split in September, 1992.



                                    [GRAPH]



                                    12/31/91       12/31/92      12/31/93      12/31/94        12/31/95
  Hariston Common Stock               $100           $480         $1,344         $512            $416

  Nasdaq Stock Market Index           $100         $116.03       $132.11        $129.92        $180.12

  Nasdaq "Non-financial"              $100         $109.30       $123.95        $120.95        $166.30
  Companies Index

The above performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Circular into any filing under the Securities Act of 1933 (U.S.) or the Exchange Act of 1934 (U.S.), except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                    APPOINTMENT AND REMUNERATION OF AUDITORS

Management of the Corporation proposes that Arthur Andersen & Co., Chartered Accountants, ("Arthur Andersen") be appointed to act as the Corporation's auditors for the next fiscal year. Arthur Andersen are currently the Corporation's auditors. Arthur Andersen were first appointed as the Corporation's auditors on June 30, 1995.

Management of the Corporation recommends to its shareholders the appointment of Arthur Andersen as the Corporation's auditors. UNLESS AUTHORITY IS WITHHELD, THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY WILL VOTE FOR THE APPOINTMENT OF ARTHUR ANDERSEN AS AUDITORS OF THE CORPORATION, TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS, AT A REMUNERATION TO BE FIXED BY THE BOARD OF DIRECTORS.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

For the Corporation's fiscal year ended December 31, 1993, the Corporation's financial statements were audited by the Montreal firm of Raymond, Chabot, Martin, Pare. Following that fiscal year, the Corporation ceased to have substantive connections with Montreal, and dismissed Raymond, Chabot, Martin, Pare, engaging instead that firm's affiliate, Doane Raymond of Vancouver, British Columbia, to audit its consolidated financial statements for the fiscal year ended December 31, 1994.

Following the completion of the audit for the Corporation's fiscal year ended December 31, 1994, and because of the increasingly international nature of the Corporation's operations, including its acquisition of the "Educorp" group of businesses, the Corporation has dismissed Doane Raymond, effective June 30, 1995, as its independent auditors. The Corporation has engaged Arthur Andersen to audit its consolidated financial statements for the fiscal year ended December 31, 1995.

The Corporation's independent auditors' reports on its financial statements for the fiscal years ended December 31, 1994 and 1993 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles, and during such period there was no disagreement between the Corporation and its former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which, if not resolved to the satisfaction of such former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. However, the report on the financial statements for the year ended December 31, 1994 did refer the reader to two footnotes to the financial statements which described uncertainties. The report stated that no additional explanatory paragraph was contained because the report was expressed in accordance with Canadian reporting standards which do not permit a reference to such uncertainties when the uncertainties are adequately disclosed in the financial statements.

The decision to change the Corporation's auditors was recommended and approved by the Corporation's Board of Directors.

                            CONFIRMATION OF BY-LAWS

On July 20, 1995, the Directors of the Corporation voted to repeal all existing By-Laws of the Corporation (the "Old By-Laws") and replace them with By-Law No. 1 (1995) and By-Law No. 2 (1995) attached hereto as Schedule A (the "New By-Laws") in substitution for, and to the exclusion of, the Old By-Laws.

The Old By-Laws have, for all intents and purposes, not undergone any significant changes since the original incorporation of the Corporation in January 1952. In addition, the Old By-Laws include several separate borrowing By-Laws that were passed by the Corporation to deal with specific debt issuances that have long since been retired. Since 1952, the corporate statute governing the Corporation has undergone many changes and the Corporation has evolved into a widely held entity. Many of the changes in the Canada Business Corporations Act (the "CBCA") and the Corporation's circumstances are not reflected in the Old By-Laws. In light of these changes, the Directors of the Corporation determined that it was appropriate to replace the Old By-Laws of the Corporation with those attached as Schedule A.

The New By-Laws adopted by the Directors of the Corporation conform to current statutory requirements for internal governance where the CBCA addresses such issues, and are generally in a form common to many CBCA corporations. Where changes have occurred between the New By-Laws and the Old By-Laws, those changes are not considered to be material. For example: (1) unlike the Old By-Laws, under the New By-Laws the Chairman at a shareholders meeting does not have a second or casting vote; (2) the Old By-Laws require a proxy holder to be a shareholder whereas the New By-Laws provide that a proxy holder need not be a shareholder, as is also stipulated by the CBCA; (3) the Old By-Laws specified an order of business for shareholder meetings, while the New By-Laws delete this provision; and (4) the Old By-Laws do not require any notice or minimum time limit for reconvening an adjourned shareholder meeting, while the New By-Laws provide that new notice of an adjourned meeting must be provided if it is adjourned for more than 30 days.

Under the provisions of the CBCA, the Directors of the Corporation are entitled to make, amend or repeal any By-Laws that regulate the business or affairs of the Corporation. The Directors of the Corporation are required to submit any By-Law made, amended or repealed by them to the shareholders at the next meeting of the shareholders following the date on which such By-Law is made, amended or repealed. The shareholders are then entitled, by ordinary resolution, to confirm, reject or amend the By-Law made, amended or repealed. In the event the New By-Laws are rejected by the shareholders, those By-Laws will cease to be effective and the Old By-Laws will be reinstated.

UNLESS AUTHORITY IS WITHHELD, THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY WILL VOTE FOR THE CONFIRMATION OF THE NEW BY-LAWS.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

Shareholders are advised that any shareholder proposal, including nominations to the Board of Directors, intended for consideration at the 1997 Annual Meeting of shareholders of the Corporation must be received by the Corporation no later than February 14, 1997 to be included in the proxy material for the 1997 Annual Meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Corporation and utilize certified mail, return receipt requested, in order to ensure timely delivery.

                              OTHER MATERIAL FACTS

The Management of the Corporation knows of no other matters to come before the meeting other than those referred to in the Notice of Meeting. However, should any other matters properly come before the Meeting, the accompanying form of Proxy confers discretionary authority upon the persons named therein to vote on such matters in accordance with their best judgment.

                          OTHER MATTERS; VOTE REQUIRED

MANAGEMENT RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF RESOLUTIONS 1 THROUGH
3. RESOLUTION NUMBER 3 REQUIRES APPROVAL BY A SIMPLE MAJORITY OF THE VOTES CAST BY THE SHAREHOLDERS. FOR EACH OF THESE MATTERS, A QUORUM CONSISTS OF NO LESS THAN TWO PERSONS PRESENT AND HOLDING OR REPRESENTING BY PROXY NOT LESS THAN TEN PERCENT OF THE TOTAL NUMBER OF THE CORPORATION'S ISSUED AND OUTSTANDING COMMON SHARES ENTITLED TO BE VOTED AT THE MEETING. ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                              APPROVAL OF CIRCULAR

The undersigned hereby certifies that the contents and the sending of this Management Proxy Circular have been approved by the Directors of the Corporation.

DATED at Vancouver, British Columbia this 14th day of June, 1996

                             BY ORDER OF THE BOARD

                              HARISTON CORPORATION

                              "James V. McGoodwin"

                         JAMES V. McGOODWIN, CHAIRMAN,
                      CHIEF EXECUTIVE OFFICER & PRESIDENT

                                   SCHEDULE A

                              HARISTON CORPORATION

                              BY-LAW NO. 1 (1995)

     A by-law relating generally to the conduct of the affairs of HARISTON CORPORATION.

         BE IT ENACTED AND IT IS HEREBY ENACTED as a by-law of HARISTON CORPORATION (hereinafter called the "Corporation") as follows:

1.       DEFINITIONS

1.1 In this by-law and all other by-laws of the Corporation, unless the context otherwise specifies or requires:

         (a) "Act" means the Canada Business Corporations Act, Revised Statutes of Canada 1985, c. C-44, as from time to time amended, and every statute that may be substituted therefor and, in the case of such amendment or substitution, any references in the by- laws of the Corporation shall be read as referring to the amended or substituted provisions therefor;

         (b) "by-laws" means any by-law of the Corporation from time to time in force and effect;

         (c) all terms contained in the by-laws which are defined in the Act shall have the meanings given to such terms in the Act;

         (d) words importing the singular number only shall include the plural and vice versa; words importing the masculine gender shall include the feminine and neuter genders; words importing persons shall include bodies corporate, corporations, companies, partnerships, syndicates, trusts and any number or aggregate of persons; and

         (e) the headings used in the by-laws are inserted for reference purposes only and are not to be considered or taken into account in construing the terms or provisions thereof or to be deemed in any way to clarify, modify or explain the effect of any such terms or provisions.

2.       REGISTERED OFFICE

2.1.     The Corporation may from time to time:

         (a) by resolution of the directors change the address of the registered office of the Corporation within the place in Canada specified in its articles; and

         (b) by an amendment to its articles change the place in Canada in which its registered office is situated.

3.       SEAL

3.1. The directors may provide for a seal for the Corporation, and such duplicate seal or seals as they may determine for use in any province, not being the province where the head office of the Corporation is situated, or for use in any other state, territory or country, and such duplicate seal or seals shall bear on the face thereof the Corporation's name and such other words as the directors may determine.

4.       DIRECTORS

4.1.     NUMBER AND POWERS

         Whenever the Articles provide for a minimum and maximum number of directors, the number of directors within the stipulated range shall be as determined from time to time by resolution of the Board of Directors. A majority of the directors shall be resident Canadians. Subject to any unanimous shareholder agreement, the directors shall manage the business and affairs of the Corporation and may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation and are not by the Act, the articles, the by-laws, any special resolution, a unanimous shareholder agreement or by statute expressly directed or required to be done in some other manner.

4.2.     QUORUM AND VOTING

         (a) A majority of directors constitute a quorum for the transaction of business unless the shareholders by resolution otherwise determine. Subject to the Act, no business shall be transacted by the directors except at a meeting of directors at which a quorum is present and at which a majority of the directors present are resident Canadians. Questions arising at any meeting of directors shall be decided by a majority of votes. In the case of an equality of votes, the chairman of the meeting shall not have a second or casting vote.

         (b) Notwithstanding any vacancy among the directors, a quorum of directors may exercise all the powers of the directors.

         (c) Subject to the Act and to the Corporation's articles, where there is a quorum of directors in office and a vacancy occurs, the directors remaining in office may appoint a qualified person to hold office for the unexpired term of his predecessor.
4.3.     DUTIES

         Every director of the Corporation in exercising his powers and discharging his duties shall:

         (a) act honestly and in good faith with a view to the best interest of the Corporation; and

         (b) exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

4.4.     ELECTION AND REMOVAL

         (a) Directors shall be elected at each annual general meeting of the shareholders. Except for those directors elected for an expressly stated term, all the directors then in office shall cease to hold office at the close of the next annual meeting following their election but, if qualified, are eligible for re-election.

         (b) Subject to the Act, the shareholders of the Corporation may, by ordinary resolution, remove any director before the expiration of his term of office and elect any person in his stead for the remainder of his term. A director removed by ordinary resolution shall vacate office forthwith on the passing of the resolution for his removal. Subject to the Act, if the shareholders do not fill the vacancy created by the removal of a director the directors may do so.

         (c) Whenever at any election of directors of the Corporation the number or the minimum number of directors required by the articles is not elected by reason of the disqualification, incapacity or the death of any candidate the directors elected at that meeting may exercise all the powers of the directors if the number of directors so elected constitutes a quorum.

4.5.     VALIDITY OF ACTS

         An act of a director is valid notwithstanding an irregularity in his election or appointment or a defect in his qualification.

4.6.     QUALIFICATION

         Every director shall be an individual eighteen or more years of age and no one who is of unsound mind and has been so found by a court in Canada or elsewhere or who has the status of a bankrupt shall be a director.

4.7.     TERM OF OFFICE

         A director's term of office (subject to his election for an expressly stated term) shall be from the date of the meeting at which he is elected or appointed until the close of the annual meeting next following, unless he sooner ceases to hold office.

4.8.     VACATION OF OFFICE

         The office of a director shall be vacated if the director:

         (a) dies or sends to the Corporation a written resignation and such resignation, if not effective immediately, becomes effective in accordance with its terms;

         (b)     is removed from office;

         (c)     becomes bankrupt; or

         (d) is found by a court in Canada or elsewhere to be of unsound mind.

5.       MEETINGS OF DIRECTORS

5.1.     PLACE OF MEETING

         Meetings of directors and of any committee of directors may be held at any place. A meeting of directors may be convened at any time by the Chairman of the Board (if any), the President or by a Vice President or any two directors and the Secretary shall upon direction of any of the foregoing convene a meeting of directors.

5.2.     NOTICE

         (a) Notice of the time and place for the holding of any such meeting shall be given to each director personally or by mail, telegraph, cable or telex to each director.

         (b) For the first meeting of directors to be held following the election of directors at an annual or special meeting of the shareholders or for a meeting of directors at which a director is appointed to fill a vacancy in the board, no notice of such meeting need be given to the newly elected or appointed director or directors in order for the meeting to be duly constituted, provided a quorum of the directors is present.

5.3.     WAIVER OF NOTICE, IRREGULARITY

         Notice of any meeting of directors or of any committee of directors or any irregularity in any meeting or in the notice thereof may be waived by any director in writing or by telegram, cable or telex addressed to the Corporation or in any other manner, and such waiver may be validly given either before or after the meeting to which such waiver relates. Attendance of a director at a meeting of directors is a waiver of notice of the meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called.

5.4.     TELEPHONE PARTICIPATION

         Where all the directors have consented thereto (either before or after the meeting), a director may participate in a meeting of directors or of any committee of directors by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a director participating in such a meeting by such means shall be deemed for the purposes of the Act to be present at that meeting.

5.5.     ADJOURNMENT

         Any meeting of directors or of any committee of directors may be adjourned from time to time by the chairman of the meeting, with the consent of the meeting, to a fixed time and place and no notice of the time and place for the holding of the adjourned meeting need be given to any director. Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present at it. The directors who formed a quorum at the original meeting are not required to form the quorum at the adjourned meeting. If there is no quorum present at the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment.

6.       REMUNERATION OF DIRECTORS, OFFICERS AND EMPLOYEES

6.1. The remuneration to be paid to the directors, officers and employees of the Corporation shall be such as the directors shall from time to time determine and such remuneration shall be in addition to the salary paid to any officer or employee of the Corporation who is also a director. The directors may also by resolution award special remuneration to any director undertaking any special services on the Corporation's behalf other than the routine work ordinarily required of a director by the Corporation. The confirmation of any such resolution or resolutions by the shareholders shall not be required. The directors, officers and employees shall also be entitled to be paid their travelling and other expenses properly incurred by them in connection with the affairs of the Corporation.

7.       SUBMISSION OF CONTRACTS OR TRANSACTIONS TO SHAREHOLDERS FOR APPROVAL

7.1. The directors in their discretion may submit any contract, act or transaction for approval, ratification and/or confirmation at any annual meeting of the shareholders or at any special meeting of the shareholders called for the purpose of considering the same and any contract, act or transaction that is approved, ratified and/or confirmed by resolution passed by a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act or by the Corporation's articles or any other by-
         law) shall be as valid and as binding upon the Corporation and upon all the shareholders as though it had been approved, ratified and/or confirmed by every shareholder of the Corporation.

8.       INDEMNITIES TO DIRECTORS AND OTHERS

8.1. Subject to the Act, except in respect of an action by or on behalf of the Corporation or body corporate to procure a judgment in its favor, the Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the corporation or such body corporate, if:

         (a) he acted honestly and in good faith with a view to the best interests of the Corporation; and

         (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

9.       OFFICERS

9.1.     ELECTION AND APPOINTMENT OF OFFICERS

         (a) The directors shall annually or as often as may be required appoint a President and a Secretary and if deemed advisable may annually or as often as may be required appoint one or more Vice Presidents, a Treasurer and one or more Assistant Secretaries and/or one or more Assistant Treasurers. None of such officers need be a director of the Corporation. Two or more of such offices may be held by the same person. In case and whenever the same person holds the offices of Secretary and Treasurer he may but need not be known as the Secretary-Treasurer. The directors may from time to time appoint such other officers, employees and agents as they shall deem necessary who shall have such authority and shall perform such functions and duties as may from time to time be determined by the directors.

         (b) An act of an officer is valid notwithstanding an irregularity in his election or appointment or a defect in his qualification.

9.2.     REMOVAL OF OFFICERS, ETC.

         All officers, employees and agents shall be subject to removal by resolution of the directors at any time, with or without cause but without prejudice to their rights under any agreement with the Corporation.

9.3.     DUTIES OF OFFICERS MAY BE DELEGATED

         In case of the absence or inability or refusal to act of any officer of the Corporation or for any other reason that the directors may deem sufficient, the directors may delegate all or any of the powers of such officer to any other officer or to any director for the time being.

9.4.     PRESIDENT

         The President shall be the chief executive officer of the Corporation and, subject to the authority of the board and of the Managing Director (if any), shall exercise general supervision over the business and affairs of the Corporation. In the absence of the Chairman of the Board (if any) and the Managing Director (if any) and if the President is also a director of the Corporation, the President shall, when present, preside at all meetings of the directors, any committee of the directors and shareholders; he may sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and shall perform such other duties as may from time to time be assigned to him by the directors or as are incident to his office.

9.5.     VICE PRESIDENT

         The Vice President or, if more than one, any Vice President shall be vested with all the powers and shall perform all the duties of the President in the absence or inability or refusal to act of the President, provided, however, that a Vice President who is not a director shall not preside as chairman at any meeting of directors or shareholders. The

         Vice President or, if more than one, the Vice Presidents may sign such contracts, documents or instruments in writing as require his or their signatures and shall also have such other powers and duties as may from time to time be assigned to him or them by the directors or as are incident to his or their office.

9.6.     SECRETARY

         The Secretary shall give or cause to be given notices for all meetings of the directors, any committee of the directors and shareholders when directed to do so and shall have charge of the minute books of the Corporation and, subject to the provisions of paragraph 12.3 hereof, of the documents and registers referred to in the Act. He may sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and duties as may from time to time be assigned to him by the directors or as are incident to his office.

9.7.     TREASURER

         Subject to the provisions of any resolution of the directors, the Treasurer shall have the care and custody of all the funds and securities of the Corporation and shall deposit the same in the name of the Corporation in such bank or banks or with such other depositary or depositaries as the directors may by resolution direct. He shall prepare and maintain adequate accounting records. He may sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and duties as may from time to time be assigned to him by the directors or as are incident to his office. He may be required to give such bond for the faithful performance of his duties as the directors in their uncontrolled discretion may require provided that no director shall be liable for failure to require any such bond or for the insufficiency of any such bond or for any loss by reason of the failure of the Corporation to receive any indemnity thereby provided.

9.8.     ASSISTANT SECRETARY AND ASSISTANT TREASURER

         The Assistant Secretary or, if more than one, the Assistant Secretaries and the Assistant Treasurer or, if more than one, the Assistant Treasurers shall perform all the duties of the Secretary and Treasurer, respectively, in the absence or inability to act of the Secretary or Treasurer as the case may be. The Assistant Secretary or Assistant Secretaries, if more than one, and the Assistant Treasurer or Assistant Treasurers, if more than one, may sign such contracts, documents or instruments in writing as require his or their signatures respectively and shall have such other powers and duties as may from time to time be assigned to them by the directors or as are incident to his or their office.

9.9.     MANAGING DIRECTOR

         The directors may from time to time appoint from their number a Managing Director who is a resident Canadian and may delegate to the Managing Director any of the powers of the directors subject to the limitations on delegation of authority provided in the Act. In the absence of the Chairman of the Board (if any), the Managing Director shall, when present, preside at all meetings of the directors and shareholders. A Managing Director shall conform to all lawful orders given to him by the directors of the Corporation and shall at all reasonable times give to the directors or any of them all information they may require regarding the affairs of the Corporation. Any agent or employee appointed by the Managing Director shall be subject to discharge by the directors.

9.10.    VACANCIES

         If the office of President, Vice-President, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer or any other office created by the directors pursuant to these by-laws shall be or become vacant by reason of death, resignation or in any other manner whatsoever, the directors shall in the case of the President or the Secretary and may in the case of the other officers appoint an officer to fill such vacancy.

9.11.    DUTIES

         Every officer of the Corporation in exercising his powers and discharging his duties shall:

         (a) act honestly and in good faith with a view to the best interest of the Corporation; and

         (b) exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

10.      COMMITTEE OF DIRECTORS

10.1. The directors may from time to time appoint from their number a committee of directors and may delegate to such committee any of the powers of the directors subject to the limitations on delegation of authority provided in the Act. A majority of the members of a committee of directors must be resident Canadians.

11.      SHAREHOLDERS' MEETINGS

11.1.    ANNUAL MEETING

         The annual meeting of the shareholders shall be held at the registered office of the Corporation or at such other place within Canada (or elsewhere, if consented to by all shareholders) as the directors may determine, on such day in each year and at such time as the directors may determine.

11.2.    SPECIAL MEETINGS

         Special meetings of the shareholders may be convened by order of the Chairman of the Board (if any), the President or a Vice-President who is a director or by the directors at any date and time and at any place within Canada (or elsewhere, if consented to by all shareholders).

11.3.    NOTICE

         A printed, written or typewritten notice stating the day, hour and place of meeting and, if special business is to be transacted thereat, stating:

         (a) the nature of that business in sufficient detail to permit the shareholder to form a reasoned judgment thereon; and

         (b) the text of any special resolution to be submitted to the meeting;

         shall be given in accordance with Article 15 hereof to each person who is entitled to notice of such meeting and who on the record date for notice appears on the records of the Corporation as a shareholder of the Corporation not less than twenty-one days and not more than fifty days before the date of every meeting.

11.4.    MEETING HELD BY CONSENT

         A meeting of shareholders may be held for any purpose at any date and time and at any place without notice if all the shareholders entitled to notice of such meeting are present in person or represented by proxy at the meeting (except where a shareholder attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called).

11.5.    WAIVER OF NOTICE

         Notice of any meeting of shareholders or any irregularity in any such meeting or in the notice thereof may be waived by any shareholder, the duly appointed proxy of any shareholder, any director or the auditor of the Corporation in writing or by telegram, cable or telex addressed to the Corporation, and any such waiver may be validly given either before or after the meeting to which such waiver relates.

11.6.    NOTICE TO AUDITOR

         The auditor of the Corporation is entitled to attend any meeting of shareholders of the Corporation and to receive all notices and other communications relating to any such meeting that a shareholder is entitled to receive.

11.7.    NOTICE TO DIRECTORS

         Every Director of the Corporation is entitled to receive notice of and to attend and to be heard at every meeting of shareholders.

11.8.    OMISSION OF NOTICE

         The accidental omission to give notice of any meeting to or the non-receipt of any notice by any person shall not invalidate any resolution passed or any proceeding taken at any meeting of shareholders.

11.9.    VOTES

         Every question submitted to any meeting of shareholders shall be decided in the first instance on a show of hands and in case of an equality of votes the chairman of the meeting shall not have a second or casting vote (either on a show of hands or on a poll) in addition to the vote or votes to which he may be entitled as a shareholder or proxy holder.

11.10.   CHAIRMAN'S DECLARATION OF RESULT

         At any meeting, unless a poll is demanded by a shareholder or proxyholder entitled to vote at the meeting either before or after any vote by a show of hands, a declaration by the chairman of the meeting that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of votes recorded in favor of or against the motion.

11.11.   POLL

         (a) If at any meeting a poll is demanded on the election of a chairman or on the question of adjournment or termination it shall be taken forthwith without adjournment. If a poll is demanded on any other question or as to the election of directors it shall be taken by ballot in such manner and either at once or later at the meeting or after adjournment as the chairman of the meeting directs. The result of a poll shall be deemed to be the resolution of the meeting at which the poll was demanded. A demand for a poll may be withdrawn.

         (b) Where a person holds shares as a personal representative, such person or his proxy is the person entitled to vote at all meetings of shareholders in respect of the shares so held by him.

         (c) Where two or more persons hold the same share or shares jointly, any one of such persons present at a meeting of shareholders has the right, in the absence of the other or others, to vote in respect of such share or shares, but if more than one of such persons are present or represented by proxy and vote, they shall vote together as one on the share or shares jointly held by them.

         (d) Votes at meetings of shareholders may be given either personally or by proxy. At every meeting at which he is entitled to vote every shareholder present in person and every proxyholder, unless he has conflicting instructions from more than one shareholder, shall have one vote on a show of hands. Upon a poll at which he is entitled to vote every shareholder present in person or by proxy shall (subject to the provisions, if any, of the Corporation's articles) have one vote for every share registered in his name.

11.12.   CHAIRMAN

         In the absence of the Chairman of the Board (if any), the Managing Director (if any), the President and any Vice-President who is a director, the shareholders present entitled to vote shall choose another director as chairman of the meeting and if no director is present or if all the directors present decline to take the chair then the shareholders present shall choose one of their number to be chairman.

11.13.   PROXIES

         (a) Every shareholder, including a shareholder that is a body corporate, entitled to vote at a meeting of shareholders may by means of a proxy appoint a proxyholder or one or more alternate proxyholders, who are not required to be shareholders, to attend and act at the meeting in the manner and to the extent and with the authority conferred by the proxy.

         (b) An instrument appointing a proxyholder shall be in writing and executed by the shareholder or his attorney authorized in writing and is valid only at the meeting in respect of which it is given or at any adjournment thereof.

         (c) An instrument appointing a proxyholder may be in the following form or in any other form which complies with the requirements of the Act:

                     The undersigned shareholder of
                     __________________________________ hereby appoints
                     _____________________________________________ of
                     _____________________________________________, or failing
                     him, _________________________ of
                     _____________________________ as the nominee of the
                     undersigned to attend and act for and on behalf of the undersigned at the ________ _____________________________
                     meeting of the shareholders of the said Corporation to be held on the ______ day of ______________, 19__, and at any adjournment thereof in the same manner, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment thereof.

                 DATED the_______ day of____________ , 19__.


                 ___________________________________________
                 Signature of Shareholder

                 This form of proxy must be signed by a shareholder or by his attorney authorized in writing.

         (d) The directors may from time to time pass regulations regarding the lodging of instruments appointing a proxyholder at some place or places other than the place at which a meeting or adjourned meeting of shareholders is to be held and for particulars of such instruments to be telegraphed, cabled, telexed or sent in writing before the meeting or adjourned meeting to the Corporation or any agent of the Corporation appointed for the purpose of receiving such particulars and providing that instruments appointing a proxyholder so lodged may be voted upon as though the instruments themselves were produced at the meeting or adjourned meeting and votes given in accordance with such regulations shall be valid and shall be counted. The chairman of any meeting of shareholders may, subject to any regulations made as aforesaid, in his discretion accept telegraphic, telex, cable or written communication as to the authority of anyone claiming to vote on behalf of and to represent a shareholder notwithstanding that no instrument of proxy conferring such authority has been lodged with the Corporation, and any votes given in accordance with such telegraphic, telex, cable or written communication accepted by the chairman of the meeting shall be valid and shall be counted.

11.14.   ADJOURNMENT

         The chairman of the meeting may with the consent of the meeting adjourn any meeting of shareholders from time to time to a fixed time and place and if the meeting is adjourned for less than thirty days no notice of the time and place for the holding of the adjourned meeting need be given to any shareholder or other person entitled to receive notice of a shareholders meeting, other than by announcement at the earliest meeting which is adjourned. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of thirty days or more, notice of the adjourned meeting shall be given as for an original meeting but, unless the meeting is adjourned by one or more adjournments for an aggregate of more than ninety days management is not required to solicit proxies. Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present at it. The persons who formed a quorum at the original meeting are not required to form the quorum at the adjourned meeting. If there is no quorum present at the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment. Any business may be brought before or dealt with at any adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.

11.15.   QUORUM FOR MEETINGS OF SHAREHOLDERS

         Two persons present and each holding or representing by proxy at least one issued share of the Corporation shall be a quorum at any meeting of shareholders for the choice of a chairman of the meeting and for the adjournment of the meeting to a fixed time and place but may not transact any other business; for all other purposes a quorum for any meeting shall be persons present not being less than two in number and holding or representing by proxy not less than ten percent of the total number of the issued shares of the Corporation entitled to be voted at such meeting. If a quorum is present at the opening of a meeting of shareholders, the shareholders present may proceed with the business of the meeting, notwithstanding that a quorum is not present throughout the meeting.

11.16.   QUORUM WHERE ONLY ONE SHAREHOLDER

         Notwithstanding paragraph 11.15, if the Corporation has only one shareholder, or only one shareholder of any class or series of shares, that shareholder present in person or by proxy constitutes a meeting and a quorum for such meeting.

12.      SHARES AND TRANSFERS

12.1.    ISSUANCE

         Subject to the articles of the Corporation, shares in the Corporation may be issued at such times and to such persons and for such consideration as the directors may determine.

12.2.    SECURITY CERTIFICATES

         Security certificates (and the form of transfer power on the reverse side thereof) shall, subject to compliance with the Act, be in such form, if any, as the directors may from time to time approve and such certificates need not be under the corporate seal and shall be signed manually by such directors and officers of the Corporation as the directors may from time to time determine but until otherwise determined they shall be signed by a director, or if a registrar, transfer agent or branch transfer agent has been appointed such security certificates shall be counter-signed by or on behalf of the registrar, transfer agent or branch transfer agent of the Corporation. A trustee may certify them in accordance with a trust indenture. Notwithstanding any change in the persons holding an office between the time of actual signing and the issuance of any certificate and notwithstanding that the person signing may not have held office at the date of issuance of such certificate, any such certificate so signed shall be valid and binding upon the Corporation.

12.3.    AGENT FOR MAINTAINING SECURITIES REGISTER

         The directors may from time to time appoint or remove an agent to maintain a central securities register and branch securities registers for the Corporation.

12.4.    SURRENDER OF SECURITY CERTIFICATES

         No transfer of a security issued by the Corporation shall be recorded or registered unless or until the security certificate representing the security to be transferred has been surrendered and canceled or, if no security certificate has been issued by the Corporation in respect of such security, unless or until a duly executed security transfer power in respect thereof has been presented for registration.

12.5.    DEFACED, DESTROYED, STOLEN OR LOST SECURITY CERTIFICATES

         In case of the defacement, destruction, theft or loss of a security certificate, the fact of such defacement, destruction, theft or loss shall be reported by the owner to the Corporation or its appointed agent, with a statement verified by oath or statutory declaration as to the defacement, destruction, theft or loss and the circumstances concerning the same and with a request for the issuance of a new security certificate to replace the one so defaced, destroyed, stolen or lost. Upon the giving to the Corporation or its appointed agent of a bond of a surety company (or other security approved by the directors) in such form as is approved by the directors or by the Chairman of the Board (if any), the President, a Vice-President, the Secretary or the Treasurer of the Corporation, indemnifying the Corporation (and the Corporation's appointed agent, if any) against all loss, damage or expense which the Corporation and/or the Corporation's appointed agent may suffer or be liable for by reason of the issuance of a new security certificate to such shareholder, and provided the Corporation or the Corporation's appointed agent does not have notice that the security has been acquired by a bona fide purchaser, a new security certificate may be issued in replacement of the one defaced, destroyed, stolen or lost, if such issuance is ordered and authorized by any one of the Chairman of the Board (if any), the President, a Vice-President, the Secretary or the Treasurer of the Corporation or by the directors.

13.      DIVIDENDS

13.1. The directors may from time to time declare and the Corporation may pay dividends on its issued shares, subject to the provisions (if any) of the Corporation's articles.

13.2. The directors shall not declare and the Corporation shall not pay a dividend if there are reasonable grounds for believing that:

         (a) the Corporation is, or would after the payment be, unable to pay its liabilities as they become due; or

         (b) the realizable value of the Corporation's assets would thereby be less than the aggregate of its liabilities and stated capital of all classes.

13.3. Subject to the Act, the Corporation may pay a dividend in money or property or by issuing fully paid shares of the Corporation.

13.4. In case several persons are registered as the joint holders of any securities of the Corporation, any one of such persons may give effectual receipts for all dividends and payments on account of dividends, principal, interest and/or redemption payments on redemption of securities (if any) subject to redemption in respect of such securities.

14.      VOTING SECURITIES IN OTHER BODIES CORPORATE

14.1. All securities of any other body corporate carrying voting rights held from time to time by the Corporation may be voted at all meetings of shareholders, bondholders, debentureholders or holders of such securities, as the case may be, of such other body corporate and in such manner and by such person or persons as the directors of the Corporation shall from time to time determine. The duly authorized signing officers of the Corporation may also from time to time execute and deliver for and on behalf of the Corporation proxies and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote in such names as they may determine without the necessity of a resolution or other action by the directors.

15.      NOTICES, RECORD DATES, ETC.

15.1.    SERVICE

         (a) Any notice or other documents required to be given or sent by the Corporation to any shareholder or director of the Corporation shall be delivered personally or sent by prepaid mail or by telegram, telex or cablegram addressed to:

                 (i) the shareholder at his latest address as shown on the records of the Corporation or its transfer agent; and

                 (ii) the director at his latest address as shown in the records of the Corporation or in the last notice filed under the Act.

                 With respect to every notice or other document sent by prepaid mail it shall be sufficient to prove that the envelope or wrapper containing the notice or other document was properly addressed and put into a post office or into a post office letter box.

         (b) If the Corporation sends a notice or document to a shareholder and the notice or document is returned on three consecutive occasions because the shareholder cannot be found, the Corporation is not required to send any further notices or documents to the shareholder until he informs the Corporation in writing of his new address.

15.2.    SHARES REGISTERED IN MORE THAN ONE NAME

         All notices or other documents may, with respect to any shares in the capital of the Corporation registered in more than one name, be given to whichever of such persons is named first in the records of the Corporation and any notice or other document so given shall be sufficient notice or delivery of such document to all the holders of such shares.

15.3.    DECEASED SHAREHOLDER

         Any notice or other document delivered or sent by post or left at the address of any shareholder as the same appears in the records of the Corporation shall, notwithstanding that such shareholder be then deceased and whether or not the Corporation has notice of his decease, be deemed to have been duly served in respect of the shares held by such shareholder (whether held solely or with other persons) until some other person be entered in his stead in the records of the Corporation as the holder or one of the holders thereof and such service shall for all purposes be deemed a sufficient service of such notice or other document on his heirs, executors, or administrators and all persons (if any), interested with him in such shares.

15.4.    SIGNATURES TO NOTICES

         The signatures of any director or officer of the Corporation to any notice may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.

15.5.    COMPUTATION OF TIME

         Where a given number of days' notice or notice extending over any period is required to be given under any provisions of the articles or by-laws of the Corporation, the day of service or posting of the notice shall, unless it is otherwise provided, be counted in such number of days or other period and such notice shall be deemed to have been given or sent on the day of service or posting.

15.6.    PROOF OF SERVICE

         A certificate of any officer of the Corporation in office at the time of the making of the certificate or of an agent of the Corporation as to the facts in relation to the mailing or delivery or service of any notice or other document to any shareholder, director, officer or auditor or publication of any notice or other document shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Corporation, as the case may be.

15.7.    RECORD DATES

         (a) Subject to the Act, the directors may fix in advance a date as the record date for the determination of shareholders:

                 (i)      entitled to receive payment of a dividend;

                 (ii) entitled to participate in a liquidation distribution;

                 (iii) entitled to receive notice of a meeting of shareholders; or

                 (iv) for any other purpose but such record date shall not precede by more than fifty days the action to be taken.

         (b)     If no record date is fixed, then:

                 (i) the record date for the determination of shareholders entitled to receive notice of a meeting of shareholders shall be:

                          A.      at the close of business on the day
                                  immediately preceding the day on which the notice is given; or

                          B. if no notice is given, the day on which the meeting is held; and

                 (ii) the record date for the determination of shareholders for any purpose other than that specified in subparagraph 15.7(b)(i) shall be at the close of business on the day on which the directors pass the resolution relating thereto.

16.      CHEQUES, DRAFTS, NOTES, ETC.

16.1. All cheques, drafts or orders for the payment of money and all notes, acceptances and bills of exchange shall be signed by such director or directors, officer or officers or other person or persons, whether or not officers of the Corporation, and in such manner as the directors may from time to time designate by resolution.

17.      CUSTODY OF SECURITIES

17.1 All securities (including warrants) owned by the Corporation shall be lodged (in the name of the Corporation) with a chartered bank or a trust company or in a safety deposit box or vault, or if so authorized by the directors, with such other depositaries or in such other manner as may be determined from time to time by the directors.

17.2. All securities (including warrants) belonging to the Corporation may be issued and held in the name of a nominee or nominees of the Corporation (and if issued or held in the names of more than one nominee shall be held in the names of the nominees jointly with right of survivorship) and shall be endorsed in blank with endorsement guaranteed in order to enable transfer thereof to be completed and registration thereof to be effected.

18.      EXECUTION OF INSTRUMENTS

18.1. The seal of the Corporation shall not be affixed to any instrument except in the presence of the following persons, namely:

         (a) a director or the President together with one of a Vice-President, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer; or

         (b)     any two directors; or

         (c) such person or persons as the directors may from time to time by resolution appoint;

         and the directors, officers, person or persons in whose presence the seal is so affixed to an instrument shall sign such instrument. For the purpose of certifying under seal true copies of any document or resolution the seal may be affixed in the presence of any one of the foregoing persons.

18.2. The signature or signatures of any officer or director of the Corporation or any other person may, if specifically authorized by resolution of the directors, be printed, engraved, lithographed or otherwise mechanically reproduced upon any contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation executed or issued by or on behalf of the Corporation and all contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation on which the signature or signatures of any of the foregoing officers, directors or persons authorized as aforesaid shall be so reproduced pursuant to special authorization by resolution of the directors shall be deemed to have been manually signed by such officers, directors or persons whose signature or signatures is or are so reproduced and shall be as valid to all intents and purposes as if they had been signed manually and notwithstanding that the officers, directors or persons whose signature or signatures is or are so reproduced may have ceased to hold office at the date of delivery or issue of such contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation.

19.      ENFORCEMENT OF LIEN FOR INDEBTEDNESS

19.1 Subject to the Act, if the articles of the Corporation provide that the Corporation has a lien on a share registered in the name of a shareholder or his legal representative for a debt of that shareholder to the Corporation, the directors of the Corporation may refuse to permit the registration of a transfer of any such share or shares until the debt has been paid in full.

20.      FISCAL YEAR

20.1. Unless otherwise determined by the directors, the fiscal year of the Corporation shall end on the 31st day of December in each year.

         MADE by the Board the 20th day of July, 1995.


                                                     James V. McGoodwin (signed)
                                                     President


                                                     L. James Porter (signed)
                                                     Secretary


         CONFIRMED by the Shareholders in accordance with the Act the _____ day of _______ 199___.



                                                     _________________________
                                                     Secretary

                              HARISTON CORPORATION

                              BY-LAW NO. 2 (1995)

         A by-law respecting the borrowing of money by HARISTON CORPORATION.

         BE IT ENACTED AND IT IS HEREBY ENACTED as a by-law of HARISTON CORPORATION (hereinafter called the "Corporation") as follows:

1.       The directors may from time to time:

         (a)     borrow money upon the credit of the Corporation;

         (b) issue, reissue, sell or pledge debt obligations of the Corporation; and

         (c) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any debt obligations of the Corporation.

The words "debt obligations" as used in this paragraph mean bonds, debentures, notes or other evidences of indebtedness or guarantees of the Corporation, whether secured or unsecured.

2. The directors may from time to time by resolution delegate to such one or more of the officers and directors of the Corporation all or any of the powers conferred on the directors by paragraph 1 of this by-law to the full extent thereof or such lesser extent as the directors may in any such resolution provide.

3. The powers hereby conferred shall be deemed to be in supplement of and not in substitution for any powers to borrow money for the purposes of the Corporation possessed by its directors or officers independently of a borrowing by-law.

         MADE by the Board the 20th day of July, 1995.


                                                     James V. McGoodwin (signed)
                                                     President



                                                     L. James Porter (signed)
                                                     Secretary

         CONFIRMED by the Shareholders in accordance with the Act the ____ day of _______ 199___.



                                                     _________________________
                                                     Secretary

                              HARISTON CORPORATION

                                     PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 30, 1996


THIS PROXY IS SOLICITED BY MANAGEMENT IN CONJUNCTION WITH THE ANNUAL MEETING OF SHAREHOLDERS OF HARISTON CORPORATION TO BE HELD IN VANCOUVER, BRITISH COLUMBIA, CANADA, ON JULY 30, 1996.

The undersigned shareholder of HARISTON CORPORATION (the "Corporation") hereby appoints JAMES V. McGOODWIN, President, or failing him, L. JAMES PORTER, Secretary, or instead of either of the foregoing, _____________________________________________ of _____________________________
as nominee of the undersigned to attend and act for the undersigned and on behalf of the undersigned at the Annual Meeting (the "Meeting") of the shareholders of the Corporation to be held on the 30th day of July, 1996 and at any adjournment or adjournments thereof in the same manner, to the same extent and with the same power as if the undersigned were present at the said meeting or any adjournment or adjournments thereof; provided that the undersigned shareholder specifies and directs the persons named that the shares registered in the name of the undersigned shall be voted

1.       In respect of the election of Directors as follows:

         JAMES P. ANGUS          FOR ____________           WITHHELD __________
         NUNO BRANDOLINI         FOR ____________           WITHHELD __________
         JAMES V. McGOODWIN      FOR ____________           WITHHELD __________
         NEIL S. MacKENZIE       FOR ____________           WITHHELD __________
         L. JAMES PORTER         FOR ____________           WITHHELD __________


2. In respect of the appointment of Arthur Andersen, Chartered Accountants, as the Auditors of the Corporation and authorizing the Directors to fix the remuneration to be paid to the Auditors, as follows:

         FOR ___________                                    WITHHELD __________

3. In respect of the resolution confirming By-Law No. 1 (1995) and By-Law No. 2 (1995) which replace the previous By-Laws of the Corporation as described in the Management Proxy Circular accompanying this form of proxy, as follows:

         FOR ___________                                    AGAINST ___________

THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

DATED this ______ day of __________________, 1996.


_________________________________                  ____________________________
NAME (PLEASE PRINT)                                SIGNATURE OF MEMBER

Address:_________________________

_________________________________

                                 NOTES TO PROXY

1. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON ITEMS 1 TO 3 AS THE UNDERSIGNED MAY HAVE SPECIFIED BY MARKING AN "X" IN THE SPACES PROVIDED FOR THAT PURPOSE. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE.

2. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PROXY HOLDER (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR THE SHAREHOLDER ON HIS OR HER BEHALF AT THE MEETING OTHER THAN THE PERSON DESIGNATED ABOVE. SUCH RIGHT MAY BE EXERCISED BY STRIKING OUT THE NAMES OF THE TWO (2) SPECIFIED PERSONS AND BY INSERTING IN THE SPACE PROVIDED THE NAME OF THE PERSON THE SHAREHOLDER WISHES TO APPOINT INSTEAD.

3. This form of Proxy should be dated and must be executed by the shareholder or his or her attorney duly authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. If this form of Proxy is not dated, it will be deemed to bear the date on which it is mailed to the shareholder.

4. The signature should agree with the name on this form of Proxy. Executors, administrators, trustees, etc., should so indicate when signing. Where shares are held jointly, each owner must sign.

5. To be effective, this form of Proxy must be deposited with the Registrar and Transfer Agent of the Corporation, Montreal Trust Company, 510 Burrard Street, Vancouver, British Columbia, Canada, V6C 3B9, not later than 5:00 p.m. (Vancouver time), July 26, 1996.

6. IN THE CASE OF REVOCATION OF A PROXY PREVIOUSLY GIVEN, THIS FORM OF PROXY MUST BE DEPOSITED WITH THE REGISTERED OFFICE OF THE CORPORATION AT SUITE 1600, 925 WEST GEORGIA STREET, VANCOUVER, BRITISH COLUMBIA, CANADA, V6C 3L2, AT ANY TIME UP TO AND INCLUDING THE LAST BUSINESS DAY PRECEDING THE MEETING OR ANY ADJOURNMENT THEREOF, OR WITH THE CHAIR OF THE MEETING ON THE DAY OF THE MEETING OR ANY ADJOURNMENT THEREOF. The accompanying Management Proxy Circular sets out the rights of the shareholder to revoke a proxy previously given in greater detail.

                              HARISTON CORPORATION

                                  RETURN CARD


June 14, 1996

TO REGISTERED AND NON-REGISTERED SHAREHOLDERS:

National Policy 41 provides shareholders with the opportunity to elect annually to have their names added to a corporation's supplemental mailing list in order to receive quarterly financial statements of the corporation.

If you wish to receive such statements of Hariston Corporation, please complete and return this form to:



                             Montreal Trust Company
                               510 Burrard Street
                                 Vancouver, BC
                                    V6C 3B9


NAME:          ______________________________________________

ADDRESS:       ______________________________________________

               ______________________________________________

POSTAL CODE:   ______________________________________________


I hereby certify that I am a shareholder of Hariston Corporation.



                                        ___________________________________
                                        Signature


Date: ____________________________